Exhibit 10.2

IMPERVA INC.

2003 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT)

You have been granted the following option to purchase shares of the Common Stock of Imperva Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Date Exercisable:	This option may be exercised with respect to 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional 6.25% of the Shares subject to this option when the Optionee completes each 3-month period of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2003 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	IMPERVA INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IMPERVA INC.

2003 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO, a Nonstatutory Option, or a Nonstatutory Option described in Section 13, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Any interpretation of this Agreement will be made in accordance with the Plan, but in the event there is any contradiction between the provisions of this Agreement and the Plan, the provisions of the Plan will prevail. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

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(c) Exercise/Sale. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(d) Exercise/Pledge. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (f) above;

(ii) The date 3 months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date 6 months after the termination of the Optionee’s Service by reason of Disability, or such other date as the Board of Directors may determine (but not less than six months after the termination of the Optionee’s Service by reason of Disability).

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

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(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all or any portion of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such

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terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents that are paid other than as an ordinary cash dividends) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right

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of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Company may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied;

(c) Any other applicable provision of federal, state or foreign law has been satisfied; and

(d) The Purchase Price has been received by the Company.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the

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judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY

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CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Imperva Inc., a Delaware corporation.

(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted, or can expected to last, for a continuous period of not less than 12 months, at the Company’s or the Subsidiary’s, as applicable, discretion.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary. An individual shall not cease to be an “Employee” upon the transfer of such individual’s employment among the Company and its Subsidiaries.

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(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code (including a stock option described in Section 13).

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Plan” shall mean the Imperva Inc. 2003 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Service” shall mean service as an Employee, Outside Director or Consultant.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

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(y) “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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IMPERVA INC. 2003 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Imperva Inc. (the “Company”) covered by option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Imperva Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

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7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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STOCK TRANSFER AGREEMENT

THIS STOCK TRANSFER AGREEMENT is entered into as of             ,     , by IMPERVA, INC., a Delaware corporation (the “Company”),                      (the “Transferor”) and                      (the “Transferee”).

RECITALS:

A. The Transferor is record owner of certain shares of the Common Stock of the Company and desires to transfer                      shares (the “Shares”) of the Company’s Common Stock to the Transferee.

B. The Transferee desires to acquire all of the Transferor’s right, title and interest to the Shares.

AGREEMENT:

1. The Transferor represents that the Transferor has good title to the Shares. Each of Transferor and Transferee represents that (a) they have all necessary power and authority to enter into and perform this Agreement and (b) this Agreement constitutes their valid and binding obligation.

2. The Transferor hereby transfers and assigns to the Transferee all of the Transferor’s right, title and interest to the Shares for no consideration.

3. The Transferee acknowledges that the Transferor purchased the Shares pursuant to a Stock Option Agreement between the Company and the Transferor dated as of June 4, 2010, as it may have been amended (the “Stock Option Agreement”). The Transferee agrees to be bound by all of the terms and provisions of the Stock Option Agreement, as if the Transferee were a party thereto. Without limiting the foregoing, the Shares shall be subject to (a) the Company’s right of repurchase under Section 7 of the Stock Option Agreement, (b) the Company’s right of first refusal under Section 8 of the Stock Option Agreement and (c) the market stand-off provisions of Section 11(b) of the Stock Option Agreement.

4. The Transferor and the Transferee each represent that that the Transferee either (a) is a member of the Transferor’s immediate family or (b) is a trust established by the Transferor for the benefit of the Transferor and/or one or more members of the Transferor’s immediate family, and that the transfer of the Shares from the Transferor to the Transferee is expressly permitted by Section 7(e) of the Stock Option Agreement. In reliance on the foregoing representation, the Company acknowledges that its right of first refusal under Section 7 of the Stock Option Agreement does not apply to the transfer of the Shares from the Transferor to the Transferee. However, the Company’s right of first refusal under Section 7 of the Stock Option Agreement will apply to the Shares in the hands of the Transferee.

5. The Transferee represents that the Transferee is acquiring the Shares for investment for an indefinite period for the Transferee’s own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and the Transferee has no present intention of selling, granting participation in or otherwise distributing the same. The Transferee further represents that the Transferee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or other third person with respect to any of the Shares.

6. The Transferee understands that the Shares are subject to the federal securities laws and applicable regulations and that the Shares may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, the Transferee represents that the Transferee (a) is familiar with Securities and Exchange Commission Rule 144 as presently in effect, (b) understands the resale limitations imposed by Rule 144 and by the Act and (c) understands that the Company has no obligation, and no current plans, to satisfy the current-information requirements of Rule 144.

7. If the Transferee is not a United States person, the Transferee represents that the Transferee is satisfied as to the full observance of the laws of the Transferee’s jurisdiction in connection with any invitation to acquire the Shares, including (a) the legal requirements within the Transferee’s jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Transferee further represents that the Transferee’s acquisition and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Transferee’s jurisdiction.

8. The Transferee authorizes the Company to issue stop-transfer instructions to its stock transfer agent or, as long as it acts as its own transfer agent, to make a stop-transfer notation in its appropriate records whenever necessary or appropriate to ensure that the Transferee complies with this Agreement and, to the extent applicable, the Stock Option Agreement. The Transferee acknowledges that the Company is a third-party beneficiary of this Agreement and may take all actions that are necessary and appropriate to enforce this Agreement and, to the extent applicable, the Stock Option Agreement.

9. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement and the Stock Option Agreement.

10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

11. This Agreement shall be binding upon the transferees, successors, assigns and legal representatives of the parties hereto.

12. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

IMPERVA, INC.

By:

Title:

TRANSFEROR:

TRANSFEREE:

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IMPERVA, INC. 2003 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

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SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date 12 months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work

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policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or Disability;

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of Disability; or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer

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Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the

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applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”)

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shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

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“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject

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matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(f) Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(g) Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(i) Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(j) Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (j). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use,

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retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (j) by contacting the Human Resources Department of the Company in writing.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b) Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Imperva, Inc., a Delaware corporation.

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(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(s) “Plan” shall mean the Imperva, Inc. 2003 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Service” shall mean service as an Employee, Outside Director or Consultant.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y) “Stock” shall mean the Common Stock of the Company.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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IMPERVA, INC. 2003 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INTERNATIONAL)

The Optionee has been granted the following option to purchase shares of the Common Stock of Imperva, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price per Share:

Date of Grant:

Date Exercisable:	This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 6.25% of the Shares subject to this option when the Optionee completes each three-month period of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing this Notice of Stock Option Grant, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2003 Stock Plan (as amended) and the Stock Option Agreement (International), copies of which Optionee acknowledges receipt. Section 13 of the Stock Option Agreement (International) includes important acknowledgements of the Optionee. Optionee and the Company agree that signature of this Notice of Stock Option Grant may be affected electronically.

OPTIONEE:	IMPERVA, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IMPERVA, INC. 2003 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by

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operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

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SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date 12 months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work

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policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or Disability;

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of Disability; or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer

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Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the

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applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”)

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shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

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(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(f) Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(g) Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(i) Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(j) Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (j). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.

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The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (j) by contacting the Human Resources Department of the Company in writing.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b) Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Imperva, Inc., a Delaware corporation.

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(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(s) “Plan” shall mean the Imperva, Inc. 2003 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Service” shall mean service as an Employee, Outside Director or Consultant.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y) “Stock” shall mean the Common Stock of the Company.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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IMPERVA, INC. 2003 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INTERNATIONAL)

The Optionee has been granted the following option to purchase shares of the Common Stock of Imperva, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price per Share:

Date of Grant:

Date Exercisable:	This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 6.25% of the Shares subject to this option when the Optionee completes each three-month period of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing this Notice of Stock Option Grant, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2003 Stock Plan (as amended) and the Stock Option Agreement (International), copies of which Optionee acknowledges receipt. Section 13 of the Stock Option Agreement (International) includes important acknowledgements of the Optionee. Optionee and the Company agree that signature of this Notice of Stock Option Grant may be affected electronically.

OPTIONEE:	IMPERVA, INC.

By:
Title:

IMPERVA, INC. 2003 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

(INTERNATIONAL OPTIONEE)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Tax Identification Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Imperva, Inc. (the “Company”) covered by option:

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Imperva, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)

Name(s) in which the Purchased Shares should be registered

☐	In my name only

☐	Other

The certificate for the Purchased Shares
should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

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8	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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UK SUB_PLAN OF THE IMPERVA, INC.

2003 STOCK PLAN (AS AMENDED JULY 28 2006)

NOTICE OF STOCK OPTION GRANT (INSTALLMENT)

You have been granted the following option to purchase shares of the Common Stock of Imperva, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:	UK Unapproved Option

Exercise Price Per Share:

Date of Grant:

Date Exercisable:	This option may be exercised with respect to 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional 6.25% of the Shares subject to this option when the Optionee completes each 3-month period of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

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This agreement has been executed and delivered as a deed on the date written below.

Dated:

SIGNED as a DEED	)
By IMPERVA, INC.	)
acting by the under-mentioned	)
person(s) acting on the authority	)
of the Corporation in accordance	)
with the laws of the territory of	)
its incorporation:	)

Authorised signatory

SIGNED as a DEED	)
by [insert name of Optionee]	)

in the presence of:

Witness signature:

Name:

Address:

Occupation:

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IMPERVA, INC.

2003 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant. This option is intended to be an Unapproved Option, as provided in the Notice of Stock Option Grant.

(b) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, the Joint Election and the Section 431 Election, copies of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Any interpretation of this Agreement will be made in accordance with the Plan, but in the event there is any contradiction between the provisions of this Agreement and the Plan, the provisions of the Plan will prevail. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The exercise of this Option is contingent upon the Optionee having executed (i) the Joint Election and (ii) the Section 431 Election. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5:

(i)	for the full amount of the Purchase Price;

(ii)	payment of the Option Tax Liability;

(iii)	and payment of any Secondary NIC Liability (as defined in Section 4(g).

(b) Issuance of Shares. After receiving a proper notice of exercise, and payment and evidence of the Joint Election and Section 431 Election being executed, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option

(d) Optionee’s Taxation Indemnity. To the extent permitted by law, the Optionee agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any related corporation, in respect of any liability or obligation of the Company and/or any related corporation to account for income tax (under PAYE) or any other taxation provisions and primary Class 1 National Insurance Contributions (“NICs”) in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of this Option or arising out of the acquisition, retention and disposal of the Common Shares acquired pursuant to this Option.

(e) The Company shall not be obliged to allot and issue any Common Shares or any interest in Common Shares pursuant to the exercise of an Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to

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indemnify the Company in full against any liability the Company has to account to HM Revenue & Customs for any amount of, or representing, income tax and/or primary NICs (the “Option Tax Liability”), or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from you within such period as the Company may then determine.

(f) In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of Common Shares to which the Optionee would have otherwise been entitled upon the exercise of this option, such number of Common Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

(g) As consideration of the grant of an Option under the Plan the Optionee joins with the Company and the employer, or if and to the extent that there is a change in the law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option (the “Secondary Contributor”) in making an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) which has been approved by HM Revenue & Customs (the “Joint Election”), for the transfer of the whole of any liability of the Secondary Contributor to Employer’s Class 1 NICs (the “Secondary NIC Liability”) to be transferred to the Optionee. The Joint Election must be executed before the Option can be exercised.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price the Option Tax Liability and the Secondary NIC Liability may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price, the Option Tax Liability and the Secondary NIC Liability may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price, the Option Tax Liability and the Secondary NIC Liability if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

(c) Exercise/Sale. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price, and the Option Tax Liability and the Secondary NIC Liability and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

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(d) Exercise/Pledge. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant.

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date 3 months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date 6 months after the termination of the Optionee’s Service by reason of Disability, or such other date as the Board of Directors may determine (but not less than six months after the termination of the Optionee’s Service by reason of Disability).

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this

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option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all or any portion of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate

5

reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents that are paid other than as an ordinary cash dividends) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Company may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

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(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied;

(c) Any other applicable provision of federal, state or foreign law has been satisfied; and

(d) The Purchase Price, the Option Tax Liability and the Secondary NIC Liablity have been received by the Company.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the

7

Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

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(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or with the Royal Mail, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(f) Data Protection

(i) In order to facilitate the administration of the Plan, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about the

9

Optionee and to transfer this data to the Company and to certain third parties such as brokers with whom the Optionee may elect to deposit any share capital under the Plan. The Optionee consents to the Company (or its payroll administrators) collecting, holding and processing its personal data and transferring this data to any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

(ii) Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(iii) The Optionee understands that the Optionee may, at any time, view its personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Human Resources Department of the Company (but acknowledges that without the use of such data it may not be practicable for the Company to administer the Optionee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Optionee).

SECTION 13. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(d) “Company” shall mean Imperva, Inc., a Delaware corporation.

(e) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(f) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted, or can expected to last, for a continuous period of not less than 12 months, at the Company’s or the Subsidiary’s, as applicable, discretion.

(g) “Employee” shall mean any individual who is an employee of the Company, a Parent or a Subsidiary. An individual shall not cease to be an “Employee” upon the transfer of such individual’s employment among the Company and its Subsidiaries.

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(h) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(i) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(j) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(k) “Joint Election” shall have the meaning set out in Section 4(g) of the Stock Option Agreement.

(l) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(m) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(n) “Option Tax Liability”(as defined in Section 4(e) of the Stock Option Agreement.

(o) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(p) “Plan” shall mean the UK Sub-Plan of the Imperva, Inc. 2003 Stock Plan, as in effect on the Date of Grant.

(q) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(r) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.”Secondary NIC Liability” (as defined in Section 4(g) of the Stock Option Agreement.

(s) “Section 431 Election” shall mean the election set out in Appendix 1 of the Stock Option Agreement (or such other form as proscribed by HM Revenue & Customs from time to time).

(t) “Securities Act” shall mean the Securities Act of 1933, as amended.

(u) “Service” shall mean service as an Employee.

(v) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

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(w) “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

(x) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(y) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(z) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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APPENDIX 1

Joint Election under s431 ITEPA 2003 for full or partial disapplication of
Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee	[insert name of employee]

whose National Insurance Number is	[insert NINO]

and

the Company (who is the Employee’s employer)	Imperva UK Limited

of Company Registration Number	05918482

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

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3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

Description of securities	Common Stock of Imperva, Inc.

Name of issuer of securities	Imperva, Inc.

To be acquired by the Employee after [date of grant] under the terms of the UK Sub-Plan of the Imperva, Inc. 2003 Stock Plan (as amended July 28 2006.).

4.	Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the company)	Date

Position in company

14

DATED	2011

IMPERVA, INC.

- and -

IMPERVA UK LIMITED

- and -

OPTIONEE

JOINT ELECTION

In relation to the UK Sub-plan of the Imperva, Inc. 2003 Stock Plan

JOINT ELECTION

BETWEEN

(1)	IMPERVA, INC. whose office is at 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, United States of America (the “Company”);

(2)	IMPERVA UK LIMITED (company registration number 05918482) whose registered office is at 37 Broadhurst Gardens, London, NW6 3QT (the “Employer”);and

(3)	[INSERT NAME OF OPTIONEE] of [insert address of Optionee] (the “Optionee” which shall include his executors or administrators in the case of his death).

INTRODUCTION

(A)	The Optionee may be granted, from time to time, options (each one an “Option”) to acquire shares of common stock in the Company (the “Shares”) on terms set out in stock option agreements issued pursuant to the UK Sub-Plan of the Imperva, Inc. 2003 Stock Plan (as amended July 28 2006) (the “Plan”).

(B)	This joint election (the “Joint Election”) is in an approved format. The exercise, cancellation, release, assignment or other disposal of an Option is subject to the Optionee entering into this Joint Election.

(C)	The Optionee is currently an employee of the Employer.

(D)	The exercise, release, cancellation, assignment or other disposal of an Option (a “Trigger Event”) (whether in whole or in part), may result in the Employer or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions (“NIC”) purposes at the time of such Trigger Event having a liability to pay employer’s (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)	Where the context so admits, any reference in this Joint Election:

(i)	to the singular number shall be construed as if it referred also to the plural number and vice versa;

(ii)	to the masculine gender shall be construed as though it referred also to the feminine gender;

(iii)	to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

(iv)	Shares means shares of common stock of the Company.

AGREED TERMS

1.	Joint Election

1.1	It is a condition of the exercise, cancellation, release, assignment or other disposal of an Option that the Optionee has entered into this Joint Election with the Employer.

1.2	The Optionee, the Employer and the Company elect to transfer the liability (the “Liability”) for all of the employer’s (secondary) Class I NICs referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 (“SSCBA”) to the Optionee. This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

2.	Restriction on registration until liability paid by Optionee

The Optionee hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.	Payment

3.1	Where, in relation to an Option, the Optionee is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Employer to be liable (where it is believed that the shares under option are readily convertible assets), to account to the HM Revenue & Customs for the Liability, the Optionee and the Employer agree that, upon receipt of the funds to meet the Liability from the Optionee, such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Employer on the Optionee’s behalf within 14 days of the end of the income tax month in which the gain on the Option was made (“the 14 day period”) and for the purposes of securing payment of the Liability the Optionee will on the occurrence of a Trigger Event::

(a)	pay to the Employer a cash amount equal to the Liability; and/or

(b)	suffer a deduction from salary or other remuneration due to the Optionee such deduction being in an amount not exceeding the Liability; and/or

(c)	at the request of the Employer enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Optionee) to effect the sale of Shares acquired through the exercise of the Option to cover all or any part of the Liability and use the proceeds to pay the Employer a cash amount equal to the Liability.

3.2	The Optionee hereby irrevocably appoints the Company and the Employer as his attorney with full power in his name to execute or sign any document and do any other thing which the Company or the Employer may consider desirable for the purpose of giving effect to the Optionee satisfying the Liability under clause 3.1 and satisfying any penalties and interest under clause 3.4, save that this power of attorney shall be limited as set out below. The Optionee further agrees to ratify and confirm whatever the Company and the Employer may lawfully do as his attorney. The power of attorney granted in this clause shall be limited to the grant of a right for the Employer and/or the Company to enter into such an arrangement (as envisaged by clause 3.1(c)) on the Optionee’s behalf to sell sufficient of the Shares issued or transferred to the Optionee on the exercise of the Option to meet the Liability pursuant to clause 3.1 and any penalty or interest arising under clause 3.4.

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3.3	The Employer shall pass all monies it has collected from the Optionee in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred. The Employer shall be responsible for any penalties or interest that may arise in respect of the Liability from any failure on its part after it has collected any monies from the Optionee to pass the Liability to the Collector of Taxes within the said 14 days period.

3.4	If the Optionee has failed to pay all or part of the Liability to the Employer within the 14 day period the Optionee hereby indemnifies the Employer against such penalties or interest that the Employer would have to pay in respect of the late payment of all or part of the Liability to the Collector of Taxes.

4.	Termination of Joint Election

4.1	This Joint Election shall cease to have effect on the occurrence of any of the following:

(a)	if the terms of this Joint Election are satisfied in the reasonable opinion of the Company, the Employer and the Optionee;

(b)	if the Company, the Employer and the Optionee jointly agree in writing to revoke this Joint Election;

(c)	if the HM Revenue & Customs withdraws approval of this Joint Election so far as it relates to share options covered by the Joint Election but not yet granted;

(d)	if the Options lapse or no Option is otherwise capable of being exercised pursuant to the UK Sub-Plan of the Plan; and/or

(e)	if the Company and/or the Employer serve notice on the Optionee that the Joint Election is to cease to have effect.

5.	Further assurance

5.1	The Company, the Employer and the Optionee shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or HM Revenue & Customs requirements.

5.2	The Optionee shall notify the Employer in writing of any Trigger Event which occurs in relation to an Option within three days of such Trigger Event.

6.	Secondary Contributor

The Employer enters into this Joint Election on its own behalf and on behalf of the Company, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of an Option. It is agreed that the Employer can enforce the terms of this Joint Election against the Optionee on behalf of any such company.

7.	Binding Effect

7.1	The Optionee agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Optionee shall continue to be bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

7.2	The Employer and the Company agree to be bound by the terms of this Joint Election and for the avoidance of doubt the Employer and the Company shall continue to be

3

bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

8.	Governing Law

This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed. This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED as a DEED
by IMPERVA, INC. acting by the under-mentioned person(s) acting on the authority of the Company in accordance with the laws of the territory of its incorporation:

Authorised signatory

Authorised signatory

SIGNED as a DEED by IMPERVA UK LIMITED acting by:

Director

Director/Secretary

SIGNED as a Deed by [insert name of Optionee] in the presence of:

Witness signature:

Name:

Address:

Occupation:

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UK SUB-PLAN OF THE IMPERVA, INC. 2003 STOCK PLAN (AS

AMENDED JULY 28 2006)

NOTICE OF STOCK OPTION EXERCISE

(UK OPTIONEE)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	NIC Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:

Exercise Price per Share: $	☐ UK Unapproved

Total number of shares of Common Stock of Imperva, Inc. (the “Company”) covered by option:

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Payment of Option Tax Liability and Secondary NIC Liability (where applicable):

Form of payment enclosed for Total Exercise Price and Option Tax Liability and Secondary NIC Liability [check all that apply]:

☐	Cheque for $ , payable to “Imperva, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)

Tax elections enclosed and signed.

☐ Joint Election

☐ Section 431 Election

Name(s) in which the Purchased Shares should be registered

☐ In my name only

☐ Other

The certificate for the Purchased Shares
should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to

2

hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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STOCK TRANSFER AGREEMENT (UK)

THIS STOCK TRANSFER AGREEMENT is entered into as of                 ,         , by IMPERVA, INC., a Delaware corporation (the “Company”),                      (the “Transferor”) and                      (the “Transferee”).

RECITALS:

A. The Transferor is record owner of certain shares of the Common Stock of the Company and desires to transfer                      shares (the “Shares”) of the Company’s Common Stock to the Transferee.

B. The Transferee desires to acquire all of the Transferor’s right, title and interest to the Shares.

AGREEMENT:

1. The Transferor represents that the Transferor has good title to the Shares. Each of Transferor and Transferee represents that (a) they have all necessary power and authority to enter into and perform this Agreement and (b) this Agreement constitutes their valid and binding obligation.

2. The Transferor hereby transfers and assigns to the Transferee all of the Transferor’s right, title and interest to the Shares for no consideration.

3. The Transferee acknowledges that the Transferor purchased the Shares pursuant to a Notice of Grant and Stock Option Agreement between the Company and the Transferor (the “Stock Option Agreement”). The Transferee agrees to be bound by all of the terms and provisions of the Stock Option Agreement, as if the Transferee were a party thereto. Without limiting the foregoing, the Shares shall be subject to (a) the Company’s right of first refusal under Section 7 of the Stock Option Agreement and (b) the restrictions on transfer in Section 10 of the Stock Option Agreement, including the market stand-off provisions of Section 10(b) of the Stock Option Agreement.

4. The Transferor and the Transferee each represent that that the Transferee either (a) is a member of the Transferor’s immediate family or (b) is a trust established by the Transferor for the benefit of the Transferor and/or one or more members of the Transferor’s immediate family, and that the transfer of the Shares from the Transferor to the Transferee is expressly permitted by Section 7(e) of the Stock Option Agreement. In reliance on the foregoing representation, the Company acknowledges that its right of first refusal under Section 7 of the Stock Option Agreement does not apply to the transfer of the Shares from the Transferor to the Transferee. However, the Company’s right of first refusal under Section 7 of the Stock Option Agreement will apply to the Shares in the hands of the Transferee.

5. The Transferee represents that the Transferee is acquiring the Shares for investment for an indefinite period for the Transferee’s own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and the Transferee has no present intention of selling, granting participation in or otherwise distributing the same. The Transferee further represents that the Transferee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or other third person with respect to any of the Shares.

6. The Transferee understands that the Shares are subject to the federal securities laws and applicable regulations and that the Shares may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, the Transferee represents that the Transferee (a) is familiar with Securities and Exchange Commission Rule 144 as presently in effect, (b) understands the resale limitations imposed by Rule 144 and by the Act and (c) understands that the Company has no obligation, and no current plans, to satisfy the current-information requirements of Rule 144.

7. If the Transferee is not a United States person, the Transferee represents that the Transferee is satisfied as to the full observance of the laws of the Transferee’s jurisdiction in connection with any invitation to acquire the Shares, including (a) the legal requirements within the Transferee’s jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Transferee further represents that the Transferee’s acquisition and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Transferee’s jurisdiction.

8. The Transferee authorizes the Company to issue stop-transfer instructions to its stock transfer agent or, as long as it acts as its own transfer agent, to make a stop-transfer notation in its appropriate records whenever necessary or appropriate to ensure that the Transferee complies with this Agreement and, to the extent applicable, the Stock Option Agreement. The Transferee acknowledges that the Company is a third-party beneficiary of this Agreement and may take all actions that are necessary and appropriate to enforce this Agreement and, to the extent applicable, the Stock Option Agreement.

9. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement and the Stock Option Agreement.

10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

11. This Agreement shall be binding upon the transferees, successors, assigns and legal representatives of the parties hereto.

12. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

IMPERVA, INC.

By:

Name:

Title:

TRANSFEROR:

TRANSFEREE:

3

IMPERVA, INC.

2003 STOCK PLAN

The following terms and conditions will apply in the case of grants to French residents and to those individuals who are otherwise subject to the laws of France.

Unless otherwise defined herein, the terms defined in the Imperva Inc. 2003 Stock Plan (the “Plan”) and the Addendum relating to terms and conditions for French Option Grants (the “Addendum”) shall have the same defined meanings in this Stock Option Agreement (the “Agreement”) and in the Notice of Stock Option Grant. To the extent that any term is defined in both the Plan and the Addendum, for purposes of this Agreement and the Notice of Stock Option Grant, the definitions in the Addendum shall prevail. In the event of any inconsistency between the Plan, this Agreement, the Notice of Stock Option Grant and the Addendum, the Addendum shall prevail.

NOTICE OF STOCK OPTION GRANT (INSTALLMENT) – FRENCH

OPTIONEES

You have been granted the following option to purchase shares of the Common Stock of Imperva, Inc. (the “Company”) subject to the terms and conditions of the Plan, the Addendum, the Stock Option Agreement and this Notice of Stock Option Grant, as follows:

Name of Optionee:

Total Number of Shares:

Type of Option:	Nonstatutory Stock Option (NSO)

Exercise Price Per Share:	$0.

Date of Grant:

Date Exercisable:	This option may be exercised with respect to 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional 6.25% of the Shares subject to this option when the Optionee completes each 3-month period of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the

2003 Stock Plan, the Addendum and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	IMPERVA, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

IMPERVA, INC.

2003 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

Option. The Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant and subject to the terms and conditions of the Plan and the Addendum, which are incorporated herein by reference. Subject to Section 11(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Stock Option Agreement, the terms and conditions of the Plan shall prevail; provided, however, in the event of any inconsistency between the Plan and the Addendum, the Addendum shall prevail.

This Option is intended to be a French-qualified Option that qualifies for the favorable tax and social security regime in France, as set forth in the French Addendum. Certain events may affect the status of the Option as a French-qualified Option and the Option may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-qualified Option during the life of the Option, and Optionee will not be entitled to any damages if the Option no longer qualifies as a French-qualified Option.

(a) The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO, a Nonstatutory Option, or a Nonstatutory Option described in Section 13, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan and the Addendum, a copy of which the Optionee acknowledges having received. The provisions of the Plan and the Addendum are incorporated into this Agreement by this reference. Any interpretation of this Agreement will be made in accordance with the Plan and the Addendum, but in the event there is any contradiction between the provisions of this Agreement the Plan and the Addendum, the provisions of the Addendum will prevail. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, the Addendum and the Plan, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan and the Addendum by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, the Plan and the Addendum this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

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SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

(c) Exercise/Sale. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(d) Exercise/Pledge. At the discretion of the Board of Directors, if Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date 3 months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date 6 months after the termination of the Optionee’s Service by reason of Disability, or such other date as the Board of Directors may determine (but not less than six months after the termination of the Optionee’s Service by reason of Disability).

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The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(f) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(g) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(h) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

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SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all or any portion of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents that are paid other than as an ordinary cash dividends) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

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(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Company may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied;

(c) Any other applicable provision of federal, state or foreign law has been satisfied; and

(d) The Purchase Price has been received by the Company.

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SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires

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an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan and 9 of the Addendum. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

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SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Entire Agreement. The Notice of Stock Option Grant, this Agreement, the Plan and the Addendum constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. ENGLISH LANGUAGE.

Optionee has received the terms and conditions of this Agreement and any other related communications, and Optionee consents to having received these documents in English. If Optionee has received this Agreement or any other document related to the Plan or the Addendum translated into a language other than English and if the translated version is different than the English version, the English version will control.

Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix. (I represent that I perfectly speak and understand English language, that I had enough time to review and understand this agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice).

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SECTION 14. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Imperva, Inc., a Delaware corporation.

(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted, or can expected to last, for a continuous period of not less than 12 months, at the Company’s or the Subsidiary’s, as applicable, discretion.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary. An individual shall not cease to be an “Employee” upon the transfer of such individual’s employment among the Company and its Subsidiaries.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

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(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code (including a stock option described in Section 13).

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Plan” shall mean the Imperva, Inc. 2003 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(w) “Service” shall mean service as an Employee, Outside Director or Consultant.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y) “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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OPTIONEE:	IMPERVA, INC.

By:

Title:

12

IMPERVA INC.

OPTION AGREEMENT

Made as of the      day of             , 2010

BETWEEN:	Imperva Inc.

A Delaware corporation

(hereinafter the “Company”)

on the one part

AND:	Name:

I.D. No.

Address:

(hereinafter the “Optionee”)

on the other part

WHEREAS	On February 24, 2003, the Company duly adopted and the Board approved an Appendix to the 2003 Stock Plan (the “Plan”) forming an integral part of the Plan, a copy of which is attached as Exhibit A hereto, forming an integral part hereof; and -

WHEREAS	Pursuant to the Plan, the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.	Preamble and Definitions

1.1	The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Plan.

2.	Grant of Options

2.1	The Company hereby grants to the Optionee the number of Options as set forth in Exhibit B hereto, each Option shall be exercisable for one Share, upon payment of the Exercise Price as set forth in Exhibit B, subject to the terms and the conditions as set forth in the Plan and as provided herein.

2.2	The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.	Period of Option and Conditions of Exercise

3.1	The terms of this Option Agreement shall commence on the date of grant and terminate at the expiration date, or at the time at which the Option expires pursuant to the terms of the Plan or pursuant to this Option Agreement.

3.2	Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.	Adjustments

Notwithstanding anything to the contrary in Section 6(e) of the Plan and in addition thereto, if in any such Change in Control as described in Section 6(e) of the Plan, the surviving corporation or its parent does not agree to assume or substitute for the Options, all unexercised Options shall be expired as of the date of the Change in Control.

5.	Vesting; Period of Exercise

Subject to the provisions of the Plan, Options shall vest and become exercisable according to the vesting dates set forth in Exhibit B hereto, provided that the Optionee is an Employee of or providing services to the Company and/or its Affiliates on the applicable vesting date.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the expiration date.

6.	Exercise of Options

6.1

Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 14.8 herein. The notice shall specify the election to exercise Options, the number of Shares for which the Options are being exercised and the form of payment. The person exercising the Options shall sign the notice. In the event that Options are being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise the Options. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 7 herein, for the full amount of the Exercise Price. The Company will notify the Trustee of any exercise of any Approved 102 Options.

6.2	Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which Options have been exercised, provided that the Shares issued upon exercise of Approved 102 Options shall be registered in the name of the Trustee for the benefit of the Optionee and the share certificate of such Shares shall be deposited in the hands of the Trustee.

6.2	In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company’s incorporation documents.

6.3	Until the consummation of an initial public offering, such Stock shall be voted by an irrevocable proxy (the “Proxy”) pursuant to the directions of the Board, such Proxy to be assigned to the person or persons designated by the Board. Such person or persons designated by the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him/her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of such Proxy unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the person(s) may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise. Without derogating from the above, with respect to Approved 102 Options, such shares shall be voted in accordance with the provisions of Section 102 and any rules, regulations or orders promulgated thereunder.

6.4	The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.	Payment For Stock

7.1	Cash. All or part of the Exercise Price may be paid in cash or cash equivalents. If payment shall be made in New Israeli Shekels, it shall be made at the Representative Rate of Exchange for the U.S. dollar last published by the Bank of Israel prior to the date of actual payment.

7.2

Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

7.3	Exercise/Sale. At the discretion of the Board of Directors and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. Notwithstanding the foregoing, in the case of the exercise of Approved 102 Options subject to the provisions of Appendix A of the Plan, any proceeds must be delivered to the Trustee for the benefit of the Optionee.

7.4	Exercise/Pledge. At the discretion of the Board of Directors and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company. Notwithstanding the foregoing, in the case of the exercise of Approved 102 Options subject to the provisions of Appendix A of the Plan, any proceeds must be delivered to the Trustee for the benefit of the Optionee

8.	Term And Expiration.

8.1	Basic Term. Options shall in any event expire on the expiration date set forth in Exhibit B.

8.2	Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)	The expiration date determined pursuant to Exhibit B;

(ii)	The date 3 (three) months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii)	The date 6 months after the termination of the Optionee’s Service by reason of Disability, or such other date as the Board of Directors may determine (but not less than six months after the termination of the Optionee’s Service by reason of Disability).

For avoidance of any doubt, if termination of Service is for Cause, any outstanding unexercised Option (whether vested or non-vested), will immediately expire and terminate, and the Optionee shall not have any right in connection to such outstanding Options

For the purpose of this Section “Cause” means, (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the Optionee’s direct supervisor, which involves the business of the Company or its Affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its Affiliates; (iv) any breach of the Optionee’s fiduciary duties or duties of care of the Company; including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company.

The Optionee may exercise all or part of his Options at any time before their expiration under the preceding sentence, but only to the extent that the Options had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, the Options shall expire immediately with respect to the number of Shares for which this option is not yet vested and exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of the Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that Options had become exercisable before the Optionee’s Service terminated.

8.3	Death of the Optionee. If the Optionee dies while in Service, then the Options shall expire on the earlier of the following dates:

(i)	The expiration date determined pursuant to Section 8.1 above; or

(ii)	The date 12 months after the Optionee’s death.

All or part of the Options may be exercised at any time before the expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired the Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Options had become vested and exercisable before the Optionee’s death. When the Optionee dies, the Options shall expire immediately with respect to the number of Shares for which Options are not yet exercisable.

8.4	Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

9.	Right of First Refusal

9.1

Right of First Refusal. Unless otherwise determined by the Committee, until such time as the Company shall complete an IPO, an Optionee shall not have the right to sell Shares issued upon the exercise of an Option within six (6) months and one day of the date of exercise of such Option or issuance of such Shares. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the right of first refusal with respect to all or any portion of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written transfer notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed transferee (the “Transferee”) and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws, including Israeli Securities Laws, if applicable. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 9.2 below) by delivery of a notice of exercise of the right of first refusal within 30 days after the date when the Transfer Notice was received by the Company.

9.2	Transfer of Shares. If the Company fails to exercise its right of first refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws, including Israeli Securities Laws, if applicable, and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the right of first refusal and shall require compliance with the procedure described in Section 9.1 above. If the Company exercises its right of first refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

9.3	Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents that are paid other than as an ordinary cash dividends) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 9 shall immediately be subject to the right of first refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 9.

9.4	Termination of Right of First Refusal. Any other provision of this Section 9 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no right of first refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Sections 9.1 and 9.2 above.

9.5	Permitted Transfers. This Section 9 shall not apply to a transfer by beneficiary designation, will or intestate succession provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement and the Plan. If the Optionee transfers any Shares acquired under this Agreement, either under this Section 9.5 or after the Company has failed to exercise the right of first refusal, then this Agreement shall apply to the transferee to the same extent as to the Optionee.

9.6	Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 9, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

9.7	Assignment of Right of First Refusal. The Company may freely assign the Company’s right of first refusal, in whole or in part. Any person who accepts an assignment of the right of first refusal from the Company shall assume all of the Company’s rights and obligations under this Section 9.

10.	Legality of Initial Issuance.

No Shares shall be issued upon the exercise of Options unless and until the Company has determined that:

10.1	It and the Optionee have taken any actions required to register the Shares under the Securities Act of 1933 as amended (the “Securities Act”) or to perfect an exemption from the registration requirements thereof;

10.2	Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied;

10.3	Any other applicable provision of federal, state or foreign law has been satisfied;

10.4	All applicable withholding taxes with respect to 102 Options and 3(i) Options have been paid and, with respect to Approved 102 Options, evidence of such payment shall have been received by the Trustee and the Company; and

10.5	The exercise Price has been received by the Company.

11.	No Registration Rights

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

12.	Restrictions on Transfer of Options and Shares

12.1	The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan, in the Company’s incorporation documents, in any shareholders’ agreement to which the holders of ordinary shares of the Company are bound, or in any applicable law including securities law of any jurisdiction.

12.2	With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

12.3	With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.4	Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

12.5

Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-

Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

12.6	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

12.7	Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

12.8	Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

12.9	Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

12.10	Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

12.11	The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee’s rights according to this Option Agreement).

12.12	Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

13.	Taxes; Indemnification

13.1	Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Optionee, as a condition to the exercise any Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

13.2	The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

13.3	The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

13.4

With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Exhibit D hereto, and agrees to be bound by its terms.

14.	Miscellaneous

14.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

14.2	Confidentiality. The Optionee shall regard the information in this Option Agreement and its exhibits attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

14.3	Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to the Options until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Sections 6 and 7.

14.4	Continuation of Employment or Service. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

14.5	Entire Agreement. Subject to the provisions of the Plan, to which this Option Agreement is subject, this Option Agreement, together with the exhibits hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

14.6	Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

14.7	Provisions of the Plan. The Options provided for herein are granted pursuant to the Plan and said Options and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions of the Plan.

Any interpretation of this Option Agreement will be made in accordance with the Plan but in the event there is any contradiction between the provisions of this Option Agreement and the Plan, the provisions of the Option Agreement will prevail.

14.7	Binding Effect. The Plan and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

14.8

Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail with postage and fees prepaid or deposit with Federal Express Corporation, with shipping charges prepaid or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

Company’s Signature:

Name:

Position:

Signature:

I, the undersigned, hereby acknowledge receipt of a copy of the Plan and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

Date	Optionee’s Signature

Exhibit A:	Imperva Inc. 2003 Stock Plan

Exhibit B:	Terms of the Option

Exhibit C:	Proxy

Exhibit D:	Trust Agreement

EXHIBIT B

TERMS OF THE OPTION

Name of the Optionee:

Date of Grant:

Designation:	• Approved 102 Option:

Capital Gain Option (CGO)

1.	Number of Options granted:

2.	Exercise Price: $

3.	Vesting Dates:

Number of Options	Vesting Date

4.	Expiration Date: 10 years.

Optionee	Company

EXHIBIT C

PROXY

The undersigned, as record holder of securities of Imperva Inc. described below, hereby irrevocably appoints Chairman of the Board, each individually, as my proxy to attend all shareholders’ meetings and to vote, execute consents, and otherwise represent me with respect to exercised shares (i.e. options exercised into shares pursuant to the Imperva Inc. 2003 Stock Plan) in the same manner and with the same effect as if the undersigned were personally present at any such meeting or voting such securities or personally acting on any matters submitted to shareholders for approval or consent.

This proxy is made pursuant the Imperva Inc. 2003 Stock Plan dated 14th January 2003.

The Shares shall be voted by the proxy holder in the same proportion as the votes of the other shareholders of the Company.

This proxy is irrevocable as it may effect rights of third parties.

The irrevocable proxy will remain in full force and effect until the consummation of an initial public offering, upon which it will terminate automatically.

This proxy shall be signed exactly as the shareholder’s name appears on his share certificate. Joint shareholders must each sign this proxy. If signed by an attorney in fact, the Power of Attorney must be attached.

NAME	DATE

SIGNATURE

EXERCISE NOTICE

Exercise of Option – effective as of today,             , 2010 the undersigned (the “Optionee”) hereby elects to exercise Optionee’s Option to purchase              Shares of Common Stock of Imperva Inc. (hereinafter the “Company” and the “Shares”) pursuant to the 2003 Stock Plan (the “Plan”) and Appendix A – Israel to the Plan (both the Plan and the appendix shall be referred herein as the “Plan”) and the Option Agreement dated             , (the “Option Agreement”).

Delivery of Payment – Optionee herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement.

Trustee - Optionee herewith understands and acknowledges that the Shares issued upon the exercise of Optionee’s Options shall be allocated or issued to a trustee nominated by the company (the “Trustee”) and shall be held by the Trustee in accordance with the provisions of section 102 of the Israeli Income Tax Ordinance [New Version] 1961.

Representations of Optionee - Optionee acknowledges that Optionee has received, read and understood the Plan and Option Agreement and agrees to abide by and be bound by their terms and conditions.

Tax Consequences – Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

The Company and/or the Trustee shall not be required to release any Share certificate to any Optionee until all required payments have been fully made.

Submitted by:	Accepted by:

OPTIONEE	Imperva Inc.

Signature	By

Print Name	Signature

Address:	Address:

125 Menachem Begin St. Tel-Aviv